U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                  SCHEDULE 14A  PROXY STATEMENT PURSUANT TO
             SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Sec. 240.14a-1(c) or Sec. 240.14a-12

                                   eConnect
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                (Name of Small Business Issuer in its charter)

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 [ ] Fee paid previously with preliminary materials.

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was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes: eConnect 2500 Via Cabrillo Marina, Suite 112 San Pedro,
California 90731
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE
HELD ON THURSDAY, JULY 12, 2001
Notice is hereby given that a Special Meeting of shareholders of eConnect, a Nevada corporation ("Company") will be held on Thursday, July 12, 2001, at the San Pedro Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro, California 90731 8:00 a.m. for the following purposes:

1. To approve an increase in the authorized common stock of the Company from 300,000,000 to 500,000,000

Shareholders of record at the close of business on May 29, 2001, are entitled to vote at the meeting or any postponement or adjournment hereof.

Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Special Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Special Meeting does not itself serve to revoke your Proxy.

Financial information of the Company is enclosed herewith.

By order of the Board of Directors May 29, 2001

/s/ Jack M. Hall Jack M. Hall, Corporate Secretary

PROXY STATEMENT

eConnect 2500 Via Cabrillo Marina, Suite 112 San Pedro, California 90731

This Proxy Statement is furnished to shareholders at the direction and on behalf of the Board of Directors of eConnect, a Nevada corporation ("Company"), for the purpose of soliciting proxies for use at the Special Meeting of Shareholders of the Company to be held at the San Pedro
Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro,
California 90731 on Thursday, July 12, 2001, at 8:00 a.m. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting shall revoke the proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

Shareholder proposals must be submitted to the Company not later than September 1, 2001, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in October 2001.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about June 8, 2001.

VOTING SECURITIES

The record date of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders is the close of business on May 29, 2001. On such date, the Company had issued and outstanding
296,521,118 shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of 25% of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Broker votes will not be counted in determining the presence of a quorum and will not be voted. All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting.

STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of May 29, 2001 (296,521,118 issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all directors, executive officers, and key employees of the Company, individually and as a group: Title of

Class; Name and Address beneficial owner; Amount and nature of beneficial owner; Percent of Class. (1) Hughes Net Income Charitable 8,522,500 (2) 4.62% Stock Remainder Unitrust c/o Anthony J.
Bayne, Esq. 2500 Via Cabrillo Marina Suite 300 San Pedro, CA
90731 Common Thomas S. Hughes 5,550,000 (3) 3.01% Stock 2500
Via Cabrillo Marina Suite 112 San Pedro, CA 90731 Common
Diane Hewitt 1,157,500 0.63% Stock 2500 Via Cabrillo Marina
Suite 112 San Pedro, CA 90731 Common Laurence B. Donoghue
10,000 0.005% Stock 2500 Via Cabrillo Marina Suite 300 San
Pedro, CA 90731 Common Anthony J. Bayne 10,000 0.005% Stock
2500 Via Cabrillo Marina Suite 300 San Pedro, CA 90731
Common Jack M. Hall 0 0.00% Stock 2500 Via Cabrillo Marina
Suite 112 San Pedro, CA 90731 Common Shares of all directors,
15,250,000 8.26% Stock executive officers, and key employees as a group (5 persons)

(1) Except as noted in footnote 2 below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) The creator of this trust is Thomas S. Hughes. Thomas S. Hughes is the trustee of the trust; Lawrence B. Donoghue, Esq. is the special trustee, and as such has the voting power and power over the disposition of the Company's shares under this trust. In addition, Mr. Hughes is the lifetime net income beneficiary of this trust, and the remainder beneficiary is Philosopher Kings and Queens, a California nonprofit public benefit corporation (according to information provided by Mr. Hughes). According to information provided by Mr. Hughes, this trust is irrevocable.

(3) 5,400,000 of this amount is owned by Electronic Transactions & Technology. This ownership is attributed to Mr. Hughes by virtue of his 70% ownership of this Company.

(4) This represents the combined holdings of Alliance Equities and ichard Epstein, who controls this firm. The amount owned includes the following: (a) a warrant for the purchase of 1,400,000 shares of common stock, exercisable at $1.00 per share from June 30, 2000 through June 30, 2002; and (b) a debenture (dated March 22, 2001) in the principal amount of $1,653,000, which represent 9,723,529 shares (convertible at any time from issuance until April 5, 2002 into shares of common stock at $0.17 per share). As additional 8,800,000 warrants granted to Mr. Epstein on August 22, 2000 have not been included since they have not yet been issued.

(5) This firm is controlled by Barry Herman, who is the director and authorized signatory for Alpha Venture Capital, Inc. The shares of Alpha Venture Capital, Inc. are held in trust on behalf of undisclosed investors; these investors are only passively involved in the firm. The amount beneficially owned consists of 12,307,692 shares actually issued for cash under a common stock purchase agreement purchased from the Registrant under a common stock purchase agreement at a price equal to price equal to 82% of the average closing bid price for the five business days immediately following a put notice to the Registrant, and warrants for the purchase common stock totaling 6,571,428 shares, as follows: (i) a warrant to purchase 2,000,000 shares of the Registrant's common stock, exercisable upon issuance in connection with the purchase agreement at a price equal to the lesser of (a) 40% of the closing bid price of the stock on December 8, 2000 ($0.44), or (b) 40% of the average five day closing bid price as of the effective date of this registration statement; (ii) a warrant to purchase 1,000,000 shares of common stock on a pro rata basis in conjunction with draw downs, exercisable at the close bid price at the date of each draw down; and (iii) a remainder of 2,021,000 shares out of a warrant to purchase 3,571,428 shares of common stock, exercisable at $0.08 per share as calculated under an addendum (dated October 23, 2000) to a previous common stock purchase agreement between the parties, dated September 28, 1999.

(6) 8,400,000 of this amount is owned by Electronic Transactions & Technologies. This ownership is attributed to Mr. Hughes by virtue of his 70% ownership of this Registrant. In addition, 150,000 of this amount is represented by options issued in December 2000 under the Registrant's stock incentive plan which are exercisable within 60 days
(the total options granted was 600,000). These options are exercisable at $0.40 per share for those exercised on or before December 31, 2000; thereafter the exercise price is 25% of the fair market value of the shares on the date of the exercise. A maximum of 25% of the total options may be exercised in any one calendar year.

(7) The creator of this trust is Thomas S. Hughes. Thomas S. Hughes is the trustee of the trust; Lawrence B. Donoghue, Esq. is the special trustee, and as such has the voting power and power over the disposition of the Registrant's shares under this trust. In addition, Mr. Hughes is the lifetime net income beneficiary of this trust, and the remainder beneficiary is Philosopher Kings and Queens, a California nonprofit public benefit corporation (according to information provided by Mr. Hughes). According to information provided by Mr. Hughes, this trust is irrevocable.

(8) 100,000 of this amount is represented by options issued in December 2000 under the Registrant's stock incentive plan which are exercisable within 60 days (the total options granted was 400,000). These options are exercisable at $0.40 per share for those exercised on or before December 31, 2000; thereafter the exercise price is 25% of the fair market value of the shares on the date of the exercise. A maximum of 25% of the total options may be exercised in any one calendar year.

(9) 100,000 of this amount is represented by options issued in December 2000 under the Registrant's stock incentive plan which are exercisable within 60 days (the total options granted was 400,000). These options are exercisable at $0.40 per share for those exercised on or before December 31, 2000; thereafter the exercise price is 25% of the fair market value of the shares on the date of the exercise. A maximum of 25% of the total options may be exercised in any one calendar year.

INCREASE IN AUTHORIZED SHARES

Based on a Certificate of Amendment to Articles of Incorporation which was filed with, and accepted, stamped, certified, and returned by, the Nevada Secretary of State, the current number of authorized shares of common stock in the Articles of Incorporation of the Company is 300,000,000. The Board of Directors has approved by resolution an increase in the number of authorized shares of common stock to 500,000,000. This increase will allow the Board of Directors flexibility in structuring financing arrangements for the Company and in issuing common stock in exchange for services for the Company. The Board of Directors has no present intention to use these shares for any merger or other business acquisition. To the extent more shares are issued, there will be a dilutive effect for current shareholders. The increase in the number of shares may have an anti-takeover effect. Management has nocurrent intentions of utilizing this significant block of available shares for any anti-takeover purpose.

The Board of Directors of the Company recommends a vote FOR this increase in the number of authorized shares of common stock of the Company from 300,000,000 to 500,000,000.

OTHER BUSINESS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Special Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.



By order of the Board of Directors

/s/ Jack M. Hall

Jack M. Hall Corporate Secretary

June 8, 2001



P R O X Y

eConnect

Special Meeting of Shareholders To Be Held July 12, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS. The undersigned hereby appoints Thomas S. Hughes,
Jack M. Hall, and Laurence B. Donoghue, or any of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote at the Special Meeting of Shareholders of eConnect, a Nevada corporation (sometimes hereinafter referred to as the "Company") to be held on Thursday, July 12, 2001, as designated below, all of the common stock of eConnect held of record by the undersigned on May 29, 2001, at the San Pedro Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro, California 90731, for matters that properly may come before the meeting or any adjournment thereof.

1. TO APPROVE AN INCREASE IN THE AUTHORIZED COMMON
STOCK OF THE COMPANY FROM 300,000,000 TO 500,000,000


(circle one). FOR AGAINST ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS
GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS
SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of eConnect to be held on July 12, 2001, the Proxy Statement of such meeting, the Form 10-KSB for the fiscal year ended December 31, 2000, and the latest Form 10-
QSB for the quarter ended March 31, 2001.

Dated:                     , 2001
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 (Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.